                                                                 Exhibit (j)(11)

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                    POWERS OF ATTORNEY FOR A LIMITED PURPOSE

KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned constitutes and appoints each of Thomas F. English, Michael P. Lackey, Catherine A. Marrion, Linda M. Reimer, Michelle D. Richter and Nicholas E. Pasyanos, as his true and lawful attorney-in-fact and agent, each with full power of substitution and resubstitution for him in his name, place and stead, to sign any and all registration statements or other filings made with the Securities and Exchange Commission or any state regulatory agency or authority applicable to New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account
- I (File Numbers 033-64410, 333-79309, 333-39157, 333-47728, 333-57210,
333-102674, 333-147707, 333-156513 and 333-166664) and any amendments or supplements thereto, and withdrawals thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state regulatory agency or authority granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person in his capacity as a Director or officer of New York Life Insurance and Annuity Corporation, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

These Powers of Attorney may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.



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Christopher O. Blunt                    Theodore A. Mathas


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Frank M. Boccio                         Mark W. Pfaff


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Robert M. Gardner                       Arthur H. Seter


                                        /s/ Michael E. Sproule
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Solomon Goldfinger                      Michael E. Sproule


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Michael J. Gordon                       Joel M. Steinberg


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Angela T. Kyle                          Susan A. Thrope


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Steven D. Lash

                                                        Dated: December 10, 2010